UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 8, 2017
Date of report (Date of earliest event reported)

SUPPORT.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1200 Crossman, Ave., Suite 210, Sunnyvale, CA 94089
(Address of Principal Executive Offices) (Zip Code)

(650) 556-9440
(Registrant’s telephone number, including area code)

900 Chesapeake Drive, Second Floor, Redwood City, CA 94063
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2008 Executive Incentive Compensation Plan

On May 8, 2017, the Compensation Committee of the Board of Directors (the “Committee”) amended the 2008 Executive Incentive Compensation Plan, as amended (the “Plan”).  The amended Plan is called the Second Amended and Restated Executive Incentive Compensation Plan (“Revised Plan”). The Revised Plan motivates and rewards select employees whose performance is critical to the success of the Company. The amendments to the Revised Plan added additional clarification surrounding the procedural aspects of the plan operation including clarification on the nomination and approval process for an eligible employee, the determination of whether both Company and individual goals are utilized for a specific bonus, and clarification that bonus metrics may include thresholds and caps.  No changes were made to the definition of an eligible employee, designated performance objectives or payment provisions.

The foregoing description of the material terms of the Revised Plan is qualified in its entirety by the full terms of the Revised Plan (which is attached hereto as Exhibits 10.1).

Chris Koverman Bonus Arrangement

On May 8, 2017, the Committee approved a lump sum bonus of fifty thousand dollars ($50,000), less applicable withholdings (the “Bonus”) to be provided to Chris Koverman, Vice President, Product and Engineering, pursuant to certain conditions set out in the attached letter (“Bonus Letter”). The material terms of the Bonus Letter are summarized below.

Mr. Koverman will earn the Bonus if he continues to perform his duties in a fully satisfactory manner (as determined by the Company in its good faith discretion) through October 31, 2017, and he remains an employee of the Company in good standing through that date.

Mr. Koverman will not earn the Bonus (or any prorated portion of the Bonus) if his employment is terminated by the Company prior to the Payment Date for “Cause” (as defined in the Bonus Letter), or if he resigns from his employment with the Company for any reason prior to the Payment Date.  If he is terminated by the Company without Cause prior to the Payment Date, he will receive the Bonus, less applicable withholdings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amended and Restated Executive Incentive Compensation Plan
10.2	Chris Koverman Bonus Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2017

SUPPORT.COM, INC.

By:	/s/ Michelle Johnson
Name:	Michelle Johnson
Title:	VP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amended and Restated Executive Incentive Compensation Plan

10.2	Chris Koverman Bonus Letter